UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2012

LaCROSSE FOOTWEAR, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-23800	39-1446816
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

17634 NE Airport Way, Portland, Oregon 97230

(Address of principal executive offices, including zip code)

(503) 262-0110

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.

On February 2, 2012, LaCrosse Footwear, Inc. issued a press release entitled “LACROSSE FOOTWEAR REPORTS RESULTS FOR THE FOURTH QUARTER AND FULL YEAR 2011” regarding its condensed consolidated financial results for the fourth quarter and year ended 2011. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Ross M. Vonhoff resigned his position as Senior Vice President of Operations for LaCrosse Footwear, Inc. effective January 30, 2012.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	LaCrosse Footwear, Inc. Press Release dated February 2, 2012, entitled “LACROSSE FOOTWEAR REPORTS RESULTS FOR THE FOURTH QUARTER AND FULL YEAR 2011”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

LaCROSSE FOOTWEAR, INC.

Dated: February 2, 2012	By:	/s/ David P. Carlson
David P. Carlson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	LaCrosse Footwear, Inc. Press Release dated February 2, 2012, entitled “LACROSSE FOOTWEAR REPORTS RESULTS FOR THE FOURTH QUARTER AND FULL YEAR 2011”.